J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated February 2, 2016

to the Prospectuses and Summary Prospectuses dated March 1, 2015, as supplemented

Effective immediately, the portfolio manager information for JPMorgan International Research Enhanced Equity Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Demetris Georghiou	2014	Executive Director
Piera Elisa Grassi	2016	Executive Director
Ido Eisenberg	2014	Executive Director
James Cook	2014	Executive Director

In addition, the paragraph in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

International Research Enhanced Equity Fund

The Fund is managed by Demetris Georghiou, Piera Elisa Grassi, Ido Eisenberg and James Cook. Mr. Georghiou, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2012 and an employee since 2007. Previously, he was an analyst on the Global Research Enhanced Index team. Ms. Grassi, an Executive Director of JPMIM, has been a portfolio manager on the Global and International Research Enhanced Equity team based in London and an employee since 2004. She was previously a portfolio manager and quantitative analyst for the Global Research Enhanced Equity team. Mr. Eisenberg, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index and Europe Research Driven Process teams since 2010 and an employee since 2002. Previously, he worked in the Technology Application Development Group, where he developed and supported applications for the Global Research Enhanced Index Team. Mr. Cook, an Executive Director of JPMIM and a CFA charterholder, has been a portfolio manager on the Global Research Enhanced Index team since 2012 and on the JPMorgan Diversified Return Global Equity ETF since its inception in 2014 and an employee of JPMIM or its affiliates since 2007. He was previously a research analyst responsible for covering the developed Asia financial stocks from 2010 to 2012 and an assistant research analyst on the European mining desk prior to 2010.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-IREE-216